VENERABLE VARIABLE INSURANCE TRUST

Venerable Strategic Bond Fund

SUPPLEMENT DATED AUGUST 23, 2024, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2024

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2024, of the Venerable Strategic Bond Fund (the “Fund”), a series of the Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, by calling 1-800-366-0066, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended as follows:

I.	Kenneth Leech of Western Asset Management Company, LLC no longer serves as a member of the team responsible for the day-to-day management of the Fund. All references to Kenneth Leech in the Fund’s Summary Prospectus, Prospectus, and SAI are hereby deleted in their entirety.

II.	In the “Investment Adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following table under “Sub-Advisers and Portfolio Managers” is replaced in its entirety with the following:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Regional Head of Client Investment Solutions – Americas – FT	September 2024
Thomas Nelson, CFA, CAIA	Head of Asset Allocation Portfolio Management – FT	September 2024
Michael C. Buchanan, CFA	Chief Investment Officer – Western Asset	September 2024
Julien A. Scholnick, CFA	Portfolio Manager – Western Asset	September 2024
Theresa M. Veres	Portfolio Manager – Western Asset	September 2024
Mark S. Lindbloom	Head of Broad Markets – Western Asset	September 2024
Amit Chopra	Portfolio Manager – Western Asset	September 2024

III.	In the “Management” section of the Prospectus, the language pertaining to Michael C. Buchanan under sub-section “FT Discretionary Funds” is replaced in its entirety with the following:

Michael C. Buchanan

Chief Investment Officer at Western Asset and has been in the fixed-income industry since 1990. As CIO, he leads the Global and US Strategy Committees. Michael has direct oversight of Western Asset's Global Credit Team, which covers the US and non-US investment-grade, high-yield and bank loan sectors, as well as the Firm's Structured Credit and Emerging Market Teams. He also leads the Global Credit Committee, which ultimately determines overall firmwide credit themes. Prior to joining Western Asset in 2005, Michael served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management. He also worked at BlackRock Financial Management as Managing Director and Portfolio Manager and at Conseco Capital Management as Vice President and Portfolio Manager. Michael graduated with honors from Brown University. He holds a Bachelor of Arts in Economics and is a CFA® charterholder.

There are no other changes to the Summary Prospectus, Prospectus, and SAI.